UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CATCHMARK TIMBER TRUST, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

CALL: 1- 877-816-5331 Use a touch-tone phone to request paper copies of the proxy materials for the Annual Meeting and/or set your permanent delivery preference for future stockholder meetings. Call toll-free from the United States or Canada, at NO CHARGE to you. Follow the instructions provided in the recorded messages. EMAIL: proxymaterials@computershare.com Request paper copies of the proxy materials for the Annual Meeting and/or set permanent delivery preferences for future stockholder meetings via email. In your email request: - To request paper copies of the proxy materials, provide only your 14- Digit Control Number and 8-Digit Security Code as listed on this notice. - To elect to receive all future proxy materials in paper form or via email, please note which method is your preference and provide your email address, if applicable. GO TO THE WEBSITE: www.catchmark.com/proxy On this site, you can view the proxy statement for the Annual Meeting and 2021 Annual Report electronically. You also can click the link under “REGISTERED Stockholders” to access a secure website where you may vote your proxy, request paper copies of the proxy materials for the Annual Meeting, request an email with a link to the proxy materials, and/or set your permanent delivery preference for future stockholder meetings. Just follow the steps outlined on this secure website. CatchMark Timber Trust, Inc. IMPORTANT PROXY INFORMATION Your Vote Counts! PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote. As a stockholder, it is important for you to vote! The Annual Meeting of Stockholders (the “Annual Meeting”) of CatchMark Timber Trust, Inc. (“CatchMark”) will be held virtually on June 14, 2022, at 10:00 a.m. ET. To obtain directions to attend the annual virtual meeting and to vote at the virtual annual meeting, please visit www.catchmark.com/proxy. On the back of this notice, you will find a summary of the proposals that require a stockholder vote at the meeting. This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all the important information contained in the proxy materials before voting. The proxy statement for the Annual Meeting, 2021 Annual Report and form of proxy are available at: www.catchmark.com/proxy. If you want to receive a paper copy of the documents or an email with a link to the proxy materials, you must request them. There is no charge to you for requesting a paper copy. Paper materials will be mailed to the address on file within three business days of receipt of such request. If you wish to make such a request, please do so as soon as possible but no later than June 4, 2022, to facilitate timely delivery. YOU MAY ACCESS THE PROXY MATERIALS ONLINE, OR YOU MAY REQUEST PAPER COPIES AND/OR ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE STOCKHOLDER MEETINGS USING ONE OF THE THREE METHODS BELOW. 32690_040722 Stockholder Meeting Notice: THIS IS NOT A PROXY. Please read carefully for voting instructions. Important Notice Regarding the Availability of Proxy Materials for CatchMark Timber Trust, Inc. Annual Meeting of Stockholders to be Held June 14, 2022 TO ACCESS MATERIALS OR REQUEST PAPER COPIES ONLINE: TO REQUEST PAPER COPIES BY PHONE OR EMAIL:

COMMON QUESTIONS ABOUT NOTICE AND ACCESS You may vote your proxy in one of three ways: • BY INTERNET: Go to the website www.catchmark.com/proxy and click the link under “REGISTERED Stockholders” to access the secure voting website, where you may follow the instructions to submit your vote. • BY MAIL: Request a paper copy of the proxy materials for the Annual Meeting via one of the three methods described on the front of this notice. These materials will include a proxy card, which you will need to complete and return by mail per the instructions on the proxy card. • BY TELEPHONE: Call toll-free at 1-800-337-3503 and follow the instructions to submit your vote. The following matters will be considered at the meeting: 1. To elect six director nominees named in this proxy statement to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualify. 2. Approval, on an advisory basis, of the compensation of CatchMark’s named executive officers. 3. Ratification of the appointment of Deloitte & Touche LLP as CatchMark’s independent auditors for the fiscal year ending December 31, 2022. 4. Transacting any other business that may properly come before the meeting or any adjournment or postponement thereof. Stockholders can access the meeting online at the following link: www.meetnow.global/MDLTVTX. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. Stockholders may vote during the annual meeting by following the instructions available on the meeting website during the annual meeting. The Board of Directors recommends that you vote “FOR” each director nominee in Proposal No. 1 and “FOR” Proposal Nos. 2, and 3. Please refer to the proxy materials for further details on the proposals. Your vote is important no matter how many shares you own! Why am I receiving a Notice of Internet Availability instead of a proxy card and proxy statement? CatchMark has elected to utilize a distribution model authorized by the Securities and Exchange Commission (the “SEC”) in 2007. This model, known as Notice and Access, allows public companies to send you a notice instead of a full set of printed proxy materials. As a stockholder, you can select the means by which you access these proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this stockholder meeting and all future stockholder meetings, or you can make that choice on a case-by-case basis. How do I access the materials, record my vote, and/or set my preference for future stockholder meeting materials? On the front side of this notice are easy-to-follow instructions on how to access proxy materials electronically via the Internet or request a full set of printed materials by telephone or email. You can also use these methods to record your preference for how you wish to receive materials for future stockholder meetings. When you are ready to vote, electronic voting is available via the Internet or touch-tone phone by using the 14-Digit Control Number and 8-Digit Security Code on the front of this notice. (Please note that the telephone number for ordering materials is different from the telephone number for voting your shares, which is displayed on the proxy card). If you want to vote by mail, you will need to use a proxy card, which you can receive by requesting a paper copy of the proxy materials. If I request printed proxy materials, how long will it take for me to receive them? The SEC rule requires that the proxy materials be sent to you via first-class mail within three business days of receipt of your request. 32690_NA_040722 HOW TO VOTE: